FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 15, 2003




                         Realty Parking Properties L.P.
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                      000-17616               52-1591575
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)


  225 East Redwood Street, Baltimore, Maryland                    21202
    (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


                                       N/A
         (Former name or former address, if changed since last report.)

                         REALTY PARKING PROPERTIES L.P.


                                      Index
                                                                        Page(s)

Item 1   Changes in Control of Registra                             Inapplicable

Item 2   Acquisition or Disposition of Assets                                 1

Item 3   Bankruptcy or Receivership                                 Inapplicable

Item 4   Changes in Registrant's Certifying Accountant              Inapplicable

Item 5   Other Events                                               Inapplicable

Item 6   Resignations of Registrant's Directors                     Inapplicable

Item 7   Financial Statements and Exhibits:

           Narrative                                                          1
           Pro Forma Balance Sheet as of December 31, 2002                    2
           Pro Forma Statement of Operations for the year
               ended December 31, 2002                                        3
           Pro Forma Statement of Operations for the year
               ended December 31, 2001                                        4
           Notes to Pro Forma Financial Statements                            5
           Exhibit 99.1 - Certification Pursuant to 18 U.S.C Section 1350,
               As Adopted Pursuant to Section 906 of the Sarbanes-Oxley
               Act of 2002                                                    6
           Exhibit 99.2 - Certification Pursuant to 18 U.S.C Section 1350,
               As Adopted Pursuant to Section 906 of the Sarbanes-Oxley
               Act of 2002                                                    7


Item 8   Change in Fiscal Year                                      Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S        Inapplicable

Signatures                                                                    8

                         REALTY PARKING PROPERTIES L.P.




Item 2.  Acquisition or Disposition of Assets

On April 15, 2003, the Partnership sold its 276-car garage, located in Birmingham, Alabama for $1,900,000. The Partnership's investment in the property was $875,726, net of accumulated depreciation of $313,877.

On April 15, 2003, the Partnership sold its 451-car garage, located in Milwaukee, Wisconsin for $5,000,000. The Partnership's investment in the property was $1,796,395, net of accumulated depreciation of $606,743.


UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma Balance Sheet assumes the sales of the Birmingham, Alabama and the Milwaukee, Wisconsin properties as of December 31, 2002. The unaudited proforma Statements of Operations assumes the sales of the properties on January 1, 2002, and January 1, 2001.

This information should be read in conjunction with the Partnership's Form 10-K for the year ended December 31, 2002.

                         REALTY PARKING PROPERTIES L.P.
                             Pro Forma Balance Sheet
                                    Unaudited

                                                                Dec. 31,
                                                                  2002                Pro Forma               Pro Forma
                                                               Historical            Adjustments               Results
                                                          -------------------  --------------------     -------------------
Assets
  Investment in real estate                               $       11,102,721   $                        $       11,102,721
  Properties held for sale                                         2,672,121            (2,672,121)(1)                   -
  Cash and cash equivalents                                          687,402                                       687,402
  Accounts receivable                                                169,231              (107,000)(2)              62,231
                                                          -------------------  --------------------     -------------------

                                                          $       14,631,475   $        (2,779,121)     $       11,852,354
                                                          ===================  ====================     ===================

Liabilities and Partners' Capital
  Liabilities
    Accounts payable and accrued expenses                 $           64,427   $                        $           64,427
    Due to affiliate                                                  30,347                                        30,347
    Real estate taxes payable                                        119,500              (107,000)(2)              12,500
                                                          -------------------  --------------------     -------------------
                                                                     214,274              (107,000)                107,274
                                                          -------------------  --------------------     -------------------

  Partners' Capital
    General Partner                                                        -                     -                       -
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,909,127 units outstanding                               14,417,101            (2,672,121)(1)          11,744,980
    Subordinated Limited Partner                                         100                     -                     100
                                                          -------------------  --------------------     --
                                                                                                          -----------------
                                                                  14,417,201            (2,672,121)             11,745,080
                                                          -------------------  --------------------     -------------------

                                                          $       14,631,475   $        (2,779,121)     $       11,852,354
                                                          ===================  ====================     ===================


                         REALTY PARKING PROPERTIES L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                               Twelve Mos.
                                                                Dec. 31,
                                                                  2002                Pro Forma               Pro Forma
                                                               Historical            Adjustments               Results
                                                          -------------------  --------------------     -------------------
Revenues
  Parking lots                                            $          843,133   $                        $          843,133
  Interest income                                                     15,578                                        15,578
                                                          -------------------  --------------------     -------------------
                                                                     858,711                     -                 858,711
                                                          -------------------  --------------------     -------------------

Expenses
  Administrative, including amounts to related party                 121,857                                       121,857
  Professional fees                                                   22,709                                        22,709
  Management fees to related party                                    12,788                                        12,788
  Real estate taxes                                                   90,503                                        90,503
  Depreciation                                                        35,920                                        35,920
                                                          -------------------  --------------------     --
                                                                                                          -----------------
                                                                     283,777                     -                 283,777
                                                          -------------------  --------------------     -------------------

Income from continuing operations
    before gain on properties, net                                   574,934                     -                 574,934

Gain on properties, net                                                    -                                             -
                                                          -------------------  --------------------     -------------------

Income from continuing operations                                    574,934                     -                 574,934

Discontinued operations                                            5,013,294              (348,490)(3)           4,664,804
                                                          -------------------  --------------------     -------------------

Net earnings                                              $        5,588,228   $          (348,490)(3)  $        5,239,738
                                                          ===================  ====================     ===================

Net earnings per unit of assignee and
  limited partnership interest-basic
    Continuing operations                                 $             0.30   $                 -      $             0.30
    Discontinued operations                                             2.61                 (0.18)(4)                2.43
                                                          -------------------  --------------------     -------------------

    Total                                                  $            2.91    $            (0.18)      $            2.73
                                                          ===================  ====================     ===================

Cash distributions per unit of assignee and
  limited partnership interests                           $             4.53   $             (0.18)(4)  $             4.35

                                                          ===================  ====================     ===================

                                       3

                         REALTY PARKING PROPERTIES L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                               Twelve Mos.
                                                                Dec. 31,
                                                                  2001                Pro Forma               Pro Forma
                                                               Historical            Adjustments               Results
                                                          -------------------  --------------------     -------------------
Revenues
  Parking lots                                            $          937,560   $                        $          937,560
  Interest income                                                     41,514                                        41,514
                                                          -------------------  --------------------     -------------------
                                                                     979,074                     -                 979,074
                                                          -------------------  --------------------     -------------------

Expenses
  Administrative, including amounts to related party                  98,970                                        98,970
  Professional fees                                                   37,167                                        37,167
  Management fees to related party                                    15,379                                        15,379
  Real estate taxes                                                  111,556                                       111,556
  Depreciation                                                        38,785                                        38,785
                                                          -------------------  --------------------     --
                                                                                                          -----------------
                                                                     301,857                     -                 301,857
                                                          -------------------  --------------------     -------------------

Income from continuing operations
    before gain on properties, net                                   677,217                     -                 677,217

Gain on properties, net                                            1,805,024                                     1,805,024
                                                          -------------------  --------------------     -------------------

Income from continuing operations                                  2,482,241                     -               2,482,241

Discontinued operations                                              447,339              (224,738)(3)             222,601
                                                          -------------------  --------------------     -------------------

Net earnings                                              $        2,929,580   $          (224,738)(3)  $        2,704,842
                                                          ===================  ====================     ===================

Net earnings per unit of assignee and
  limited partnership interest-basic
    Continuing operations                                 $             1.27   $                 -      $             1.27
    Discontinued operations                                             0.25                 (0.12)(4)                0.13
                                                          -------------------  --------------------     -------------------

    Total                                                  $            1.52    $            (0.12)      $            1.40
                                                          ===================  ====================     ===================

Cash distributions per unit of assignee and
  limited partnership interests                           $             3.11   $             (0.12)(4)  $             2.99
                                                          ===================  ====================     ===================

                         REALTY PARKING PROPERTIES L.P.
                     Notes to Pro Forma Financial Statements
                                    Unaudited


NOTE 1
Properties held for sale and partners' capital have been adjusted to reflect the sales of two properties as of December 31, 2002.

On April 15, 2003, the Partnership sold its 276-car garage, located in Birmingham, Alabama for $1,900,000. The Partnership's investment in the property was $875,726, net of accumulated depreciation of $313,877.

On April 15, 2003, the Partnership sold its 451-car garage, located in Milwaukee, Wisconsin for $5,000,000. The Partnership's investment in the property was $1,796,395, net of accumulated depreciation of $606,743.


NOTE 2
Accounts receivable and real estate taxes payable have been adjusted to reflect reductions in these items as if the properties were sold as of December 31, 2002.


NOTE 3
The capital gain realized on the sales of the properties is not included in the pro forma statements of operations.

Discontinued operations has been adjusted in the proforma statements of operations, for the years ended December 31, 2002 and 2001, to reflect the net reduction of income to the Partnership as if the properties were sold at the beginning of each year.

In 2002, there is no difference between the Partnership's net earnings for income tax purposes and net earnings for financial reporting purposes.

In 2001, the Partnership's income for income tax purposes differs from the net earnings for financial reporting purposes as a result of an impairment loss recorded for financial reporting purposes during 1999, a portion of which was recognized for income tax purposes in 2001. Impairment losses are not deductible for income tax purposes until they are realized.


NOTE 4
Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations, for the years ended December 31, 2002 and 2001, are based upon 1,909,127 units outstanding.

Cash distributions per unit were derived from net earnings and sales proceeds during the years ended December 31, 2002 and 2001.

                                                                 Exhibit 99.1


                         REALTY PARKING PROPERTIES L.P.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the filing of Realty Parking Properties L.P.'s (the "Partnership") Report on Form 8-K as of April 15, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Prugh, the Chief Executive Officer of Realty Parking Company, Inc., General Partner of the Partnership, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



By: /s/John M. Prugh

John M. Prugh
Chief Executive Officer
Realty Parking Company, Inc.
General Partner
April 28, 2003

                                                                 Exhibit 99.2


                         REALTY PARKING PROPERTIES L.P.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the filing of Realty Parking Properties L.P.'s (the "Partnership") Report on Form 8-K as of April 15, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy M. Gisriel, the Chief Financial Officer of Realty Parking Company, Inc., General Partner of the Partnership, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Partnership.




By: /s/ Timothy M. Gisriel

Timothy M. Gisriel
Chief Financial Officer
Realty Parking Company, Inc.
General Partner
April 28, 2003








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


                         REALTY PARKING PROPERTIES L.P.





                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           REALTY PARKING PROPERTIES L.P.




DATE:  April 28, 2003                      By:     /s/   John M. Prugh
                                                John M. Prugh
                                                President
                                                Realty Parking Company, Inc.
                                                General Partner





DATE:   April 28, 2003                     By:    /s/   Timothy M. Gisriel
                                                Timothy M. Gisriel
                                                Treasurer
                                                Realty Parking Company, Inc.
                                                General Partner











                                       -8-